The Parnassus Income Fund
Annual Report
December 31, 1996

                                                                February 5, 1997

Dear Shareholder:

     Enclosed is your 1996 annual report for the Parnassus Income Fund. As the portfolio manager for the Balanced and Fixed-Income Portfolios, I wrote those sections. As manager of the California Tax-Exempt Portfolio, David Pogran wrote that report.

                               BALANCED PORTFOLIO
     As of December 31, 1996, the net asset value per share (NAV) of the Balanced Portfolio was $18.56. Taking into account dividends paid, the total return for the year was 7.09% compared to 13.76% for the average balanced fund according to Lipper Analytical Services. We did not do as well as most other balanced funds for 1996, but our longer-term performance continues to be above the average.
     Below you will find a graph comparing the Balanced Portfolio with the S&P 500, the Lehman Government/Corporate Bond Index and the Lipper Balanced Fund average. You will notice that the Balanced Portfolio continues to perform above the Lipper average for balanced funds.
     The graph also contains the dollar amount an investor would have after investing $10,000 at the inception of the Portfolio. Below the graph is a table showing average annual total returns for one and three-year periods and since inception.

                                                       ----------------------
                                                       Value on
                                                       December 31, 1996
                                                       ----------------------
                                                       S&P 500
                                                       Index          $20,035

                                                       Balanced
                                                       Portfolio      $16,724

                                                       Lipper
                                                       Balanced
                                                       Fund Average   $16,108

                                                       Lehman
                                                       Government/
                                                       Corporate
                                                       Bond Index     $13,152


---------------------------------------------------------------------------------------------------------
                                       Balanced        S&P 500     Lipper Balanced    Lehman Government/
Average Annual Total Return            Portfolio        Index       Fund Average     Corporate Bond Index
---------------------------------------------------------------------------------------------------------
One Year                                7.09%           22.96%         13.76%               2.90%
Three Years                             9.93%           19.68%         11.41%               5.79%
Since Inception 9/1/92                 12.59%           17.39%         11.63%               6.52%
---------------------------------------------------------------------------------------------------------

     For 1996, we changed one of the indices we used for our comparison table. The fixed-income index we used for 1996 and that we'll use in the future will be the Lehman Government/Corporate Index. It replaces the Lehman Aggregate Bond Index. The reason for the change is because the Lehman Government/Corporate Index more closely resembles our portfolio because we now have no mortgage-backed securities in the Portfolio. The table below compares the performance for the two indices. As you can see, the differences are not substantial.

--------------------------------------------------------------------------------------------------------------
                                                                      Lehman Aggregate      Lehman Government/
                                                                        Bond Index           Corporate Index
--------------------------------------------------------------------------------------------------------------
One Year Total Return                                                      3.63%                  2.90%
Three Year Annualized Total Return                                         6.02%                  5.79%
Life of the Fund Annualized Total Return                                   6.74%                  6.52%
Value of a $10,000 investment at Fund inception on 12/31/96               $13,270                $13,152
--------------------------------------------------------------------------------------------------------------

WHY THE BALANCED PORTFOLIO UNDERPERFORMED
     The reason the Portfolio didn't perform as well as the average balanced fund in 1996 is because of our income orientation. While all balanced funds have a portion of their portfolios in bonds and other fixed-income securities, the Parnassus Balanced Portfolio is somewhat unusual in that our stocks have to pay a dividend that is at least equal to the average dividend of the S&P 500. Most balanced funds don't have that restriction. They can invest in stocks that pay a lower dividend or even no dividend at all.
     Stocks that pay a high dividend--especially utilities--tend to behave as if they have some of the characteristics of bonds, i.e. they tend to do better in a period when interest rates are falling and worse when interest rates are rising. During 1996, the interest rate on the 30-year Treasury bond went from 5.95% to 6.64% which made the price of that bond drop by 3.5%.
     By comparison, the stock market as a whole went up 23.0% as measured by the S&P 500 while the Lehman Government/Corporate Bond Index had a return of only 2.90% and the Dow Jones Utility Index went up only 9.08%. Other balanced funds with non-dividend paying and low-dividend paying stocks did much better than our Balanced Portfolio. Although our long-term record is ahead of the balanced fund average (12.59% vs. 11.63% since inception), the income orientation of the Portfolio will hold us back in years like 1996. Although our total return for the year was not strong, our income yield continues to be quite attractive. For the 30-day period ending December 31, 1996, the Balanced Portfolio's yield was 4.98%.

INDIVIDUAL ISSUES
     In terms of the equity portion of the Portfolio, five companies made the biggest impact in terms of holding down our total return. CILCORP, an electric utility in central Illinois, dropped 13.6% as it went from $42.38 to $36.63 a share. The stock declined because of decreasing revenue from its electric utility business. Because of deregulation, some of CILCORP's large industrial customers bought their electric power elsewhere and all CILCORP did was deliver it. The company's costs are relatively low so CILCORP should eventually do well in the new deregulated environment. The company also pays a handsome dividend of 6.7%.
     Josten's, the maker of class rings and other school memorabilia, declined 12.5% from the beginning of the year until the time we sold it. Although there was a decline in 1996, on an overall basis, we earned 14.4% from the time we bought it until the time we sold it.
     Similarly, Great Western, the California Savings Bank, declined 11.1% from the start of 1996 to the time we sold it because of concerns about the direction of interest rates. Overall, though, we had a positive return from the company of 30.2% over the multi-year holding period.
     Luby's Cafeterias dropped 11.1% from the time we bought it in 1996 until the end of the year. The stock went from $22.36 to $19.88. A principal reason for the decline was the fact that the company was dropped from the S&P 500 and many index funds were forced to sell the stock. Luby's is now in the S&P 600 Small Cap Index. Also contributing to the stock price decline were heavy expenses associated with the acquisition of 15 Wyatt's Restaurants in October. This hurt short-term earnings. At 4.03% though, the company has a very nice yield. Luby's has strong management and a good operation so we're holding onto the stock for future gains.
     The Sun Company dropped 11.0% during the year as its stock went from $27.38 to $24.38. The price of crude oil increased during the year, but the cost of gasoline didn't increase as much thus lowering the spread that an oil refiner receives for processing crude (the "crack spread"). Since Sun doesn't produce crude oil anymore, the company was caught in a margin squeeze.
     The two companies that had the most positive impact on the Portfolio were ONEOK and Energen. Although both companies are primarily gas utilities, growth in non-utility businesses moved their stocks up. Increased revenues and profits from ONEOK's gas marketing division helped move the stock up 31.1% as the price went from $22.88 to $30.00 per share. Energen shares appreciated 25.4%, going from $24.13 to $30.25 due to better earnings from their exploration and production arm.
     LG&E, a Louisville, Kentucky gas and electric utility, went up 16.0% as its stock went from $21.13 to $24.50. Strong management and increased earnings helped the stock move upward.
     Oregon Steel increased 12.4% as it went from $14.90 to $16.75. The company has made a major investment in renovating its steel mill and this will greatly improve the efficiency of its operations.
     The Deluxe Corporation, a well-known producer of checks, gained 8.5%, going from $30.18 to $32.75 a share. The company is closing a number of its older, less efficient plants and restructuring its operations.

FIXED-INCOME PORTION OF THE BALANCED PORTFOLIO
     Because stocks did so much better than bonds in 1996, the fixed-income securities held back the overall performance of the Portfolio. Since interest rates moved up during the year, prices generally moved down. Regarding our own bond portfolio, the issues doing the worst were J.C. Penney and Digital Equipment Corporation because of weak operating results at both companies. Doing the best for us were issues of the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae) and Quaker Oats. The following section on the Fixed-Income Portfolio will give you more information on our bond strategy.


                             FIXED-INCOME PORTFOLIO

     As of December 31, 1996, the net asset value per share (NAV) of the Fixed-Income Portfolio was $15.43. Taking into account dividends paid during the year, the total return for 1996 was 4.08%. This compares to 2.90% for the Lehman Government/Corporate Bond Index and 2.49% for the average A-rated bond fund followed by Lipper Analytical Securities. We beat the averages by a substantial margin and we also placed tenth out of the 110 A-rated bond funds followed by Lipper Analytical Securities.
     As you can see by the graph below, we have also outperformed the averages on a longer-term basis as well. The graph and table compare the performance of the Fixed-Income Portfolio with that of the Lehman Government/ Corporate Bond Index and the Lipper A-rated Bond Fund Average.

                                                       ----------------------
                                                       Value on
                                                       December 31, 1996
                                                       ----------------------
                                                       Fixed-Income
                                                       Portfolio      $13,424

                                                       Lehman
                                                       Government/
                                                       Corporate
                                                       Bond Index     $13,152

                                                       Lipper
                                                       A-Rated Bond
                                                       Fund Average   $13,006

-----------------------------------------------------------------------------------------------------
                                     Fixed-Income                Lehman              Lipper A-Rated
Average Annual Total Returns           Portfolio       Government/Corporate Index   Bond Fund Average
-----------------------------------------------------------------------------------------------------
One Year                                 4.08%                    2.90%                   2.49%
Three Years                              5.67%                    5.79%                   4.98%
Since Inception 9/1/92                   7.03%                    6.52%                   6.25%
-----------------------------------------------------------------------------------------------------

     For 1996, we changed the index we used for our comparison table from the Lehman Aggregate Bond Index to the Lehman Government/Corporate Bond Index. The latter more closely resembles our portfolio since we now have very few mortgage-backed securities. We will continue to use the Lehman Government/Corporate Index in the future for comparison purposes. The table below compares the performance of the two indices. As you can see, the differences are not substantial.

-------------------------------------------------------------------------------------------------------
                                                                 Lehman Aggregate    Lehman Government/
                                                                   Bond Index         Corporate Index
-------------------------------------------------------------------------------------------------------
One Year Total Return                                                 3.63%               2.90%
Three Year Annualized Total Return                                    6.02%               5.79%
Life of the Fund Annualized Total Return                              6.74%               6.52%
Value of a $10,000 investment at Fund inception on 12/31/96          $13,270             $13,152
-------------------------------------------------------------------------------------------------------

WHY OUR STRATEGY SUCCEEDED
     1996 was a difficult year for bonds because interest rates rose during the year. Nevertheless, we were able to eke out a respectable return. If you look at the graph above, you will see that we have been able to beat the benchmarks over time except in 1994. That was an extremely difficult year since interest rates shot upward--much more than last year. The Portfolio in 1994 was hurt even more than the average bond fund because of our high percentage of mortgage-backed securities. As discussed in the shareholder reports of that period, high rates wreaked havoc with mortgage-backed securities because of their volatility and unpredictability.
     Given that situation, we decided to reduce our commitment to mortgage-backed securities. That decision has greatly helped the Portfolio. Although one can earn a bit more interest with those securities, it does not compensate an investor for the added risk and unpredictability of those issues. So, the virtual absence of mortgage-backed securities was one of the factors helping us in 1996.
     Our current strategy is to concentrate on 10-year issues--both corporate issues and government agencies. We pick the agencies instead of Treasury bonds because of their social purpose. For example, the bond issues of the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Bank all finance housing.
     We also chose the ten-year time frame because it is the best combination of yield and stability. For example, the Portfolio gets a better yield from the ten-year than, say, a five-year note and the risk is less than that of a 30-year issue. It's true that we give up a bit of yield with the ten-year compared with the 30-year, but we think the added safety is worth the sacrifice. This strategy has worked well for us in 1996.
     The corporate bond strategy has the same rationale. We pick ten-year issues of corporations that meet our social screen. The Portfolio also earns a bit more interest from the corporate issues than from the government agencies. Yield for the Fixed-Income Portfolio for the 30 days ending December 31, 1996 was 5.96%.
     Another thing that helped our total return was the timing of our investments. We invested only after an upsurge in interest rates. This locked in higher yields and helped to protect us from declines in market value during interest rate spikes. We may have lost a bit of yield from this strategy, but it helped our total return.
     For example, with 10-year rates at 6.6% and money market rates at 5.6%, we might not choose to invest our cash in 10-year bonds. It's true that we would temporarily earn 1% less in interest. However, if we invested in a 10-year bond and interest rates spiked up, we would lose principal as the bond's price dropped. (A short-term, money market investment would not lose any market value if rates jumped up.) By waiting until the 10-year yield hits a more attractive 6.9% we can lock in a higher, long-term yield and also provide added protection to principal. This strategy worked well for us in 1996.
     I am happy that the Fixed-Income Portfolio was able to give shareholders a respectable return in 1996.
                                                          Yours truly,
                                                          Jerome L. Dodson
                                                          President

P.S.  We now have a website. The address is http://networth.galt.com/parnassus.



                        CALIFORNIA TAX-EXEMPT PORTFOLIO


                                                            February 5, 1997

Dear Shareholder:

     As of December 31, 1996 the net asset value per share (NAV) of the California Tax-Exempt Portfolio was $16.02. Including dividend reinvestment, the total return for the Portfolio in 1996 was 4.78%. In comparison, the Lehman Municipal Bond Index posted a 4.43% return and the average California municipal bond fund gained 3.65% during the same period. So, we not only outperformed the index, but we also beat the average California municipal bond fund by over 1%. The Portfolio ranked 11th out of the 95 California municipal bond funds followed by Lipper Analytical Services.

                                                       ----------------------
                                                       Value on
                                                       December 31, 1996
                                                       ----------------------
                                                       Lehman
                                                       Municipal
                                                       Bond Index     $13,386

                                                       California
                                                       Tax-Exempt
                                                       Portfolio      $13,377

                                                       Lipper
                                                       California
                                                       Municipal
                                                       Bond Fund
                                                       Average        $13,035

--------------------------------------------------------------------------------------------------------
                                 California Tax-Exempt    Lehman Municipal   Lipper California Municipal
Average Annual Total Returns           Portfolio             Bond Index         Bond Fund Average
--------------------------------------------------------------------------------------------------------
One Year                                 4.78%                  4.43%                   3.65%
Three Years                              5.18%                  5.17%                   4.22%
Since Inception 9/1/92                   6.94%                  6.96%                   6.31%
--------------------------------------------------------------------------------------------------------

     As you can see from the graph and table above, the Portfolio substantially outperformed the average California municipal bond fund and has beaten or at least kept pace with the Lehman Municipal Bond Index for the last three years and the life of the fund. For the three years ending December 31, 1996, we ranked 12th out of the 65 California municipal bond funds followed by Lipper.
     In comparing our returns with the Lehman index, keep in mind that a managed portfolio has expenses while an index does not. Our 1996 total return figure of 4.78% is after reducing gross returns by 0.54% in expenses. So if we beat or equal the Lehman index, that means that our gross investment return has exceeded the index by at least the amount of our expenses.
     For December 1996, our 30-day yield is an attractive 4.69%. For the year, our average 30-day yield was 4.96%. A single individual with taxable income between $25,083 and $31,700 would have to earn 7.49% on a taxable investment to equal the Portfolio's 1996 average 30-day yield after taxes.

ANALYSIS
     During the first half of 1996, investors were concerned that the economy might grow too fast and increase the rate of inflation. This anxiety made interest rates spike upwards and bond prices drop. Bond prices always drop when interest rates go up. Concern subsided in the second half as the economy slowed and no signs of inflation appeared. However, as the table below shows, rates never got back down to the levels at which they started the year. Consequently, bond prices finished down for the year.

---------------------------------------------------------------------------------------------------
                                       30-Year              30-Year AAA          30-Year California
Bond Rate Comparison                 Treasury Bond         Municipal Bond        General Obligation
---------------------------------------------------------------------------------------------------
December 31, 1995                        5.95%                  5.28%                   5.54%
June 30, 1996                            6.89%                  5.77%                   5.89%
December 31, 1996                        6.64%                  5.39%                   5.57%
---------------------------------------------------------------------------------------------------

Source: Bloomberg L.P.

     You may wonder how we could post a positive total return if bond prices went down for the year. It is important to remember that total return has two components: price change and income. For the Portfolio, lower bond prices did reduce total return by 0.37%. However, reinvested income from the Portfolio's yield more than made up for that loss, contributing 5.15% to total return. Together, price change and income gave us our 1996 total return of 4.78%.
     The yield table above also shows that AAA municipal bond yields didn't go up as much as taxable Treasury yields. 30-year municipal bond yields increased only 11 basis points, while 30-year Treasury yields jumped 69 basis points in 1996 (1 basis point = 1/100 of a percent). Of course, this means that municipal prices did not fall as much as Treasury prices. At the start of the year, investors were worried that tax reform might eliminate the tax-exempt advantage enjoyed by municipal bonds. As a result, municipal bond buyers required higher yields to compensate for tax reform risk. During the year, President Clinton's re-election made tax reform much less likely. As the likelihood of tax reform decreased, municipals outperformed Treasuries because bond buyers stopped demanding extra yield to offset tax reform risk.
     The last column on our comparative yields table shows that California municipals outperformed the nationwide municipal market. The yield on a 30-year California State General Obligation (G.O.) went up only 3 basis points in 1996. This compared favorably to the AAA municipal bond's 11 basis point increase. California bonds outperformed because the state's continuing economic rebound boosted credit ratings. Credit rating agencies Fitch and Standard & Poors upgraded California's bond ratings from A to A+ during 1996.

OUTLOOK & STRATEGY
     Although experts are divided over the economic growth outlook for 1997, most agree that inflation is likely to remain moderate. This is good news for bond owners. High inflation hurts bond prices. I expect interest rates in December 1997 to be close to today's rates because inflation should stay under control.
     For next year, I intend to maintain the strategy that has worked so well for us to date: focusing on bonds with 15-year maturities. In the graph below, you can see how the yield curve "flattens out" past 15 years. An investor doesn't get much extra yield for buying bonds with maturities greater than 15 years. In fact, a 15-year maturity bond gets 96% of the yield earned by a 30-year bond. At the same time, a 15-year bond has less interest rate risk than a 30-year bond.
     Also, notice how steeply the yield curve drops off to the left of the 15-year mark. Consider a 15-year bond purchased today. A year from today, it will be a 14-year bond. If the yield curve retains its steepness between 14 and 15 years, total return on that bond will get a boost because the yield on a 14-year bond is about 10 basis points lower than a 15-year bond. Another way of looking at it is that our 14-year bond will earn more than a newly-purchased 14 year bond because we purchased our bond when it was a higher-yielding 15-year bond. Bond managers call this strategy "rolling down the yield curve." The buyer of a 30-year bond gets very little benefit from rolling down the yield curve since the yield on a 29-year bond is just about the same as a 30-year bond. Over the years, this strategy has helped your portfolio outperform peer funds that focus more on 30-year bonds.

ISSUER  NOTES
     The East Bay Municipal Utility District (EBMUD) is the water utility for most of the communities on the eastern side of San Francisco Bay, including my home town of Oakland. Since the Portfolio owns EBMUD bonds, I was pleased to see that the Northern California Supplier Development Council named EBMUD
"Corporation of the Year" for supporting businesses owned by women and minorities.
     Additionally, EBMUD's East Bay Watershed Master Plan won the 1996 Education Project Award from the Northern Section of the California Chapter of the American Planning Association. EBMUD preserves and manages 28,000 acres of permanent open space to protect East Bay watersheds. The association noted that the EBMUD watershed plan, "established a new standard of resource responsibility on the part of a traditional utility company."
     One element of the plan involves EBMUD employees and community volunteers planting trees to control erosion around watershed creeks. A recent project used 100 scout volunteers to plant hundreds of trees along Simas Creek. As these trees grow, they'll protect the water and its denizens including rare native steelhead trout and red-legged frogs. As an avid fly-fisher, it warms my heart when companies preserve and enhance trout habitat.
     The progressive policies of EBMUD are a good example of what your investments in the California Tax-Exempt Portfolio foster. I will continue to seek investments in issuers and projects that improve the environment, education and housing in California. Thank you for investing with us.

         Yours truly,
         David Pogran
         Portfolio Manager


BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, DECEMBER 31, 1996

                                          Percent of
    Shares    Common Stocks               Net Assets       Market Value
    -------------------------------------------------------------------
              DIVERSIFIED SERVICE
              AND SUPPLY
    5,000     Chemed Corporation             0.5%       $   182,500
                                                        -----------

              ELECTRIC UTILITIES
   30,000     CILCORP                                     1,098,750
   50,000     Idaho Power                                 1,556,250
   50,000     LG & E Energy Corporation                   1,225,000
   85,000     Washington Water Power                      1,583,125
              Total                         16.4%         5,463,125
                                                        -----------
              FOOD - PROCESSING
   25,000     Heinz (H.J.)                   2.7%           893,750
                                                        -----------
              NATURAL GAS
   45,000     Brooklyn Union Gas                          1,355,625
   42,000     Connecticut Energy                            892,500
   55,000     Energen Corporation                         1,663,750
   55,000     ONEOK                                       1,650,000
   45,000     People's Energy                             1,524,375
   10,000     UGI Corporation                               223,750
   70,000     Washington Gas
              Light Company                               1,583,750
                                                        -----------
              Total                         26.7%         8,893,750
                                                        -----------
              PETROLEUM REFINING
              & MARKETING
   70,000     Sun Company                    5.1%         1,706,250
                                                        -----------
              PRINTING
   45,000     Deluxe Corporation                          1,473,750
    5,000     John H. Harland Company                       165,000
                                                        -----------
              Total                          4.9%         1,638,750
                                                        -----------
              RESTAURANT
    60,000    Luby's Cafeterias, Inc.        3.6%         1,192,500
                                                        -----------
              RETAIL
    30,000    J.C. Penney Company, Inc.      4.4%         1,462,500
                                                        -----------
              STEEL
    56,200    Oregon Steel Mills, Inc.       2.8%           941,350
                                                        -----------
              Total Common Stocks           67.1%        22,374,475
                                                        -----------

The accompanying notes are an integral part of these financial statements.

 Principal                                Percent of
    Amount    Corporate Bonds             Net Assets       Market Value
 ----------------------------------------------------------------------
              AIR TRANSPORT
 $330,000     Delta Airlines
              9.750%, due 05/15/21                      $       393,103
   28,935     Delta Airlines
              8.540%, due 01/02/07                               30,505
   22,592     Delta Airlines
              8.540%, due 01/02/07                               23,822
  100,000     Delta Airlines
              10.375%, due 02/01/11                             123,022
   40,000     Delta Airlines
              9.250%, due 03/15/22                               45,523
  150,000     Federal Express
              9.650%, due 06/15/12                              179,053
   20,000     Southwest Airlines
              7.875%, due 09/01/07                               21,111
                                                              ---------
              Total                                2.4%         816,139
                                                              ---------
              COMPUTERS
  350,000     Digital Equipment
              Corporation
              7.750%, due 04/01/23                 0.9%         306,488
                                                              ---------
              FOOD-PROCESSING
  650,000     Quaker Oats Company
              9.280%, due 12/08/09                 2.3%         767,345
                                                              ---------
              HOME APPLIANCES
  122,000     Whirlpool
              9.100%, due 02/01/08                 0.4%         140,681
                                                              ---------
              INSURANCE
  950,000     Aetna Life and Casualty
              6.750%, due 09/15/13                 2.7%         893,037
                                                              ---------
              PUBLISHING
  220,000     Knight-Ridder, Inc.
              9.875%, due 04/15/09                 0.8%         272,098
                                                              ---------
              RETAIL
  605,000     Dayton Hudson
              9.625%, due 02/01/08                              713,017
   25,000     Dayton Hudson
              8.500%, due 12/01/22                               25,910
  114,000     Dayton Hudson
              7.875%, due 06/15/23                              110,501
  550,000     J.C. Penney Company, Inc.
              7.125%, due 11/15/23                              523,864
  350,000     Reebok International
              6.750%, due 09/15/05                              335,549
                                                              ---------
              Total                                5.1%       1,708,841
                                                              ---------
              TELECOMMUNICATIONS
  350,000     U.S. West Capital Funding
              6.350%, due 02/06/08                 1.0%         325,759
                                                              ---------
              Total Corporate Bonds               15.6%       5,230,388

              U.S. Government
              Agency Bonds
-----------------------------------------------------------------------
  200,000     Federal Farm Credit Bank
              5.810%, due 11/10/03                              192,328
  300,000     Federal Home Loan Bank
              5.850%, due 12/15/03                              288,987
1,000,000     Federal Home Loan Bank
              6.840%, due 05/01/06                            1,011,420
  150,000     Federal Home Loan Bank
              8.170%, due 12/16/04                              164,412
1,000,000     Federal Home Loan
              Mortgage Corporation
              5.825%, due 02/06/06                              942,920
1,150,000     Federal National
              Mortgage Association
              6.770%, due 09/01/05                            1,156,624
  500,000     Federal National
              Mortgage Association
              6.140%, due 11/25/05                              481,410
1,000,000     Federal National
              Mortgage Association
              5.800%, due 02/22/06                              940,940
                                                              ---------
              Total U.S. Government
              Agency Bonds                        15.5%       5,179,041
                                                              ---------
              Community
              Development Loans
-----------------------------------------------------------------------
  100,000     Boston Community
              Loan Fund                                         100,000
  100,000     Institute for Community
              Economics Loan Fund                               100,000
  100,000     Low Income Housing Fund                           100,000
                                                              ---------
              Total Community
              Development Loans                    0.9%         300,000
                                                              ---------
              Total Investment
              in Securities
              (Cost, $31,598,452)                 99.1%      33,083,904
                                                             ----------

              Short-Term Investments
-----------------------------------------------------------------------
              Goldman Sachs
              Government
              Portfolio - 5.050%                                 11,443
              Goldman Sachs
              Treasury Portfolio - 5.050%                        11,464
              Albina Community Bank -
              4.950%                                            100,000
              Wainwright Bank -
              5.400%                                            100,000
                                                              ---------
              Total Short-Term
              Investments
              (Cost, $222,907)                     0.7%         222,907
                                                              ---------
              TOTAL INVESTMENTS
              (Cost, $31,821,359)                 99.8%      33,306,811
              OTHER ASSETS AND
              LIABILITIES - Net                    0.2%          54,995
                                                             ----------
              TOTAL NET ASSETS                   100.0%     $33,361,806
                                                            -----------

The accompanying notes are an integral part of these financial statements.



BALANCED PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

Assets:
Investments in securities,  at market value
 (identified cost $31,598,452)  (Note 1)                      $ 33,083,904
Temporary  investments in short term securities
 (at cost,  which approximates market)                             222,907
Receivables:
 Dividends and interest                                            277,563
 Capital shares sold                                                16,889
Other assets                                                         3,600
                                                               -----------
 Total assets                                                   33,604,863
                                                               -----------
Liabilities:
Overdraft                                                           22,846
Accounts payable and accrued expenses                              220,211
                                                               -----------
 Total liabilities                                                 243,057
                                                               -----------
     Net Assets (equivalent to $18.56
      per share based on 1,797,886.461
      shares of capital stock outstanding)                    $ 33,361,806
                                                               -----------
Net assets consist of:
 Distributions in excess of
 net investment income                                           $  (3,447)
 Unrealized appreciation on investments                          1,485,452
 Undistributed net realized gain                                     8,785
 Capital paid-in                                                31,871,016
                                                               -----------
  Total Net Assets                                            $ 33,361,806
                                                               -----------
Computation of net asset value and
 offering price per share:
Net asset value and offering price per share
 ($33,361,806 divided by 1,797,886.461 shares)                $      18.56
                                                               -----------

The accompanying notes are an integral part of these financial statements.



BALANCED PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

Investment Income:
Dividends                                                       $  890,507
Interest                                                           751,595
                                                                ----------
  Total investment income                                        1,642,102
                                                                ----------
Expenses:
Investment advisory fees (Note 5)                                  229,785
Transfer agent fees (Note 5)                                        84,796
Fund administrative expense (Note 5)                                35,529
Reports to shareholders                                             23,644
Registration fees and expenses                                      18,778
Professional fees                                                   13,671
Custody fees                                                        10,870
Trustee fees and expenses                                            5,835
Other expenses                                                       4,526
                                                                ----------
 Subtotal of expenses before fee waiver                            427,434
Fees waived by Parnassus Investments (Note 5)                     (182,144)
                                                                ----------
 Total expenses                                                    245,290
                                                                ----------
 Net Investment Income                                           1,396,812
                                                                ----------
Realized and Unrealized Gain (Loss)
 on Investments:
Realized gain from security transactions:
 Proceeds from sales                                            15,425,621
 Cost of securities sold                                       (12,952,024)
                                                                ----------
  Net realized gain                                              2,473,597
                                                                ----------
Unrealized appreciation (depreciation)
 of investments:
 Beginning of year                                               3,196,942
 End of year                                                     1,485,452
                                                                ----------
  Unrealized depreciation during year                           (1,711,490)
                                                                ----------
Net Realized and Unrealized Gain
 on Investments                                                    762,107
                                                                ----------
Net Increase in Net Assets Resulting
 from Operations                                               $ 2,158,919
                                                                ----------

The accompanying notes are an integral part of these financial statements.


BALANCED PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1996 AND 1995

                                              1996               1995
                                          ------------        ------------
From Operations:
Net investment income                     $ 1,396,812         $ 1,028,123
Net realized gain from
 security transactions                      2,473,597             162,502
Net unrealized appreciation
 (depreciation) during
 the year                                  (1,711,490)          4,491,653
                                          ------------        ------------
Increase in net assets
 resulting from operations                  2,158,919           5,682,278

Dividends to shareholders:
From net investment income                 (1,384,215)         (1,050,322)
From realized capital gains                (2,469,121)            (91,363)

Increase in Net Assets from
 Capital Share Transactions                 8,276,966           5,151,794
                                          -----------         -----------
 Increase in Net Assets                     6,582,549           9,692,387

Net Assets:
Beginning of year                          26,779,257          17,086,870
                                          -----------         -----------
End of year
 (including distributions in
 excess of net investment
 income of $3,447 in 1996
 and  $16,044 in 1995                    $ 33,361,806        $ 26,779,257
                                          -----------         -----------

The accompanying notes are an integral part of these financial statements.



FIXED-INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, DECEMBER 31, 1996


 Principal                                Percent of
    Amount    Corporate Bonds             Net Assets       Market Value
-----------------------------------------------------------------------
              AIR TRANSPORT
$   71,000    Delta Airlines
              Debentures, 10.375%,
              due 02/01/11                                    $  87,346
    40,000    Delta Airlines
              Debentures, 9.250%,
              due 03/15/22                                       45,523
   174,000    Delta Airlines
              Debentures, 9.750%,
              due 05/15/21                                      207,272
    63,295    Delta Airlines
              Notes 8.540%,
              due 01/02/07                                       66,729
   147,000    Federal Express
              Debentures, 9.650%,
              due 06/15/12                                      175,472
    20,000    Federal Express
              Senior Notes, 10.000%,
              due 04/15/99                                       21,467
                                                               --------
              Total                             7.2%            603,809
                                                               --------
              COMPUTERS
    25,000    Digital Equipment
              Corporation
              Notes, 7.125%, due 10/15/02                        24,043
   130,000    Digital Equipment
              Corporation
              Notes, 8.625%, due 11/01/12                       129,817
   178,000    Digital Equipment
              Corporation
              Notes, 7.750%, due 04/01/23                       155,871
                                                               --------
              Total                             3.7%            309,731
                                                               --------
              FOOD-PROCESSING
   350,000    Quaker Oats Company
              Notes, 9.280%,
              due 12/08/09                      4.9%            413,186
                                                               --------
              HOME APPLIANCES
   300,000    Whirlpool Corporation
              Debentures, 9.100%,
              due 02/01/08                      4.1%            345,936
                                                               --------
              INSURANCE
   350,000    Aetna Life and Casualty
              Notes, 6.750%,
              due 09/15/13                                      329,014
    31,000    Aetna Life and Casualty
              Notes, 8.000%,
              due 01/15/16                                       30,971
                                                               --------
              Total                             4.3%            359,985
                                                               --------
              PUBLISHING
    80,000    Knight-Ridder, Inc.
              Notes, 9.875%,
              due 04/15/09                      1.2%             98,945
                                                               --------
              RETAIL
    13,000    Dayton Hudson
              Debentures, 9.250%,
              due 11/15/16                                       13,589
    90,000    Dayton Hudson
              Debentures, 9.625%,
              due 02/01/08                                      106,069
   100,000    Dayton Hudson
              Notes, 7.875%,
              due 06/15/23                                       96,931
    65,000    Dayton Hudson
              Notes, 8.500%,
              due 12/01/22                                       67,366
   325,000    J.C. Penney Company, Inc.
              Debentures, 7.125%,
              due 11/15/23                                      309,556
   200,000    The Limited, Inc.
              Notes, 7.500%,
              due 03/15/23                                      180,070
   350,000    Reebok International
              Debentures, 6.750%,
              due 09/15/05                                      335,548
                                                              ---------
              Total                            13.2%          1,109,129
                                                              ---------
              TELECOMMUNICATIONS
   350,000    U.S. West Capital Funding
              Notes, 6.350%,
              due 02/06/08                      3.9%            325,759
                                                              ---------
              Total Corporate Bonds            42.5%          3,566,480
                                                              ---------

The accompanying notes are an integral part of these financial statements.


 Principal    U.S. Government              Percent of
    Amount    Agency Securities            Net Assets      Market Value
-----------------------------------------------------------------------
$  400,000    Federal Home Loan
              Mortgage Corporation
              CMO 1530-N
              7.000%, due 06/15/23                          $  384,424
   500,000    Federal Home Loan Bank
              6.840%, due 05/01/06                             505,710
   300,000    Federal National
              Mortgage Association
              6.720%, due 08/01/05                             299,871
   850,000    Federal National
              Mortgage Association
              6.770%, due 09/01/05                             854,896
   500,000    Federal National
              Mortgage Association
              6.140%, due 11/25/05                             481,410
   500,000    Federal National
              Mortgage Association
              5.800%, due 02/22/06                             470,470
   450,000    Federal National
              Mortgage Association
              7.350%, due 03/28/05                             469,053
                                                             ---------
              Total U.S. Government
              Agency Securities                 41.3%        3,465,834
                                                             ---------
              Total Investments in
              Securities
              (Cost, $6,931,634)                83.8%        7,032,314
                                                             ---------

The accompanying notes are an integral part of these financial statements.


                                          Percent of
              Short-Term Investments      Net Assets       Market Value
              ---------------------------------------------------------
              Union Bank of California
              Money Market Fund,
              variable rate - 4.500%                        $ 1,136,252
              Goldman Sachs
              Government Portfolio -
              5.050%                                             54,211
              Goldman Sachs
              Treasury Portfolio -
              5.050%                                             13,120
              FMC Discount
              Note 5.550% - due 1/30/97                         995,221
                                                             ----------
              Total Short-Term
              Investments
              (Cost, $2,198,804)               26.2%          2,198,804
                                                             ----------
              TOTAL INVESTMENTS
              (Cost, $9,130,438)              110.0%          9,231,118
              Other Assets and
              Liabilities - Net               (10.0%)          (847,423)
                                              -------        ----------
              TOTAL NET ASSETS                100.0%        $ 8,383,695
                                              -------        ----------




FIXED-INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

Assets:
Investments in securities, at market value
 (identified cost $6,931,634)  (Note 1)                       $ 7,032,314
Temporary  investments in short term securities
 (at cost,  which approximates market)                          2,198,804
Receivables:
 Interest receivable                                              136,037
Other assets                                                       11,620
                                                                ---------
 Total assets                                                   9,378,775
                                                                ---------
Liabilities:
Overdraft                                                         971,638
Accounts payable and accrued expenses                              23,442
                                                                ---------
 Total liabilities                                                995,080
                                                                ---------
 Net Assets (equivalent to $15.43
  per share based on 543,241.223
  shares of capital stock outstanding)                        $ 8,383,695
                                                                ---------
Net assets consist of:
Undistributed net investment income                           $     2,958
Unrealized appreciation on investments                            100,680
Accumulated net realized loss                                     (66,720)
Capital paid-in                                                 8,346,777
                                                                ---------
   Total Net Assets                                           $ 8,383,695
                                                                ---------
Computation of net asset value and
 offering price per share:
Net asset value and offering price per share
 ($8,383,695 divided by 543,241.223 shares)                   $     15.43
                                                                ---------

The accompanying notes are an integral part of these financial statements.


FIXED-INCOME PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996


Investment Income:
Interest                                                      $   490,080
                                                               ----------
 Total investment income                                          490,080
                                                               ----------
Expenses:
Investment  advisory fees (Note 5)                                 36,016
Transfer agent fees (Note 5)                                       22,862
Fund administrative  expense (Note 5)                               8,383
Reports to shareholders                                             5,745
Registration fees and expenses                                     13,656
Professional fees                                                   4,513
Custody fees                                                          691
Trustee fees and expenses                                           1,384
Other expenses                                                      2,334
                                                               ----------
   Subtotal of expenses before fee waiver                          95,584
                                                               ----------
Fees waived by Parnassus Investments (Note 5)                     (36,016)
                                                               ----------
 Total expenses                                                    59,568
                                                               ----------
 Net Investment Income                                            430,512
                                                               ----------
Realized and Unrealized
Gain (Loss) on Investments:
Realized gain from security transactions:
 Proceeds from sales                                              164,481
 Cost of securities sold                                         (161,769)
                                                               ----------
  Net realized gain                                                 2,712
                                                               ----------
Unrealized appreciation (depreciation)
 of investments:
 Beginning of year                                                193,565
 End of year                                                      100,680
                                                               ----------
  Unrealized depreciation during year                             (92,885)
                                                               ----------
Net Realized and Unrealized
 Loss on Investments                                              (90,173)
                                                               ----------
Net Increase in Net Assets Resulting
 from Operations                                                $ 340,339
                                                               ----------

The accompanying notes are an integral part of these financial statements.

FIXED-INCOME PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                   1996          1995
                                                ----------    ----------
From Operations:
Net investment income                            $ 430,512     $ 335,834
Net realized gain (loss)
 from  security transactions                         2,712       (65,106)
Net unrealized appreciation
 (depreciation) during
 the year                                          (92,885)      746,767
                                                ----------    ----------
Increase in net assets
 resulting from operations                         340,339     1,017,495

Dividends to shareholders:
From net investment income                        (424,348)     (338,316)

Increase in Net Assets from
 Capital Share Transactions                      1,883,135     1,360,035
                                                ----------    ----------
 Increase in Net Assets                          1,799,126     2,039,214

Net Assets:
Beginning of year                                6,584,569     4,545,355
                                                ----------    ----------
End of year
 (including undistributed
 (distributions in excess of )
 net investment income
 of $2,958 in 1996
 and $(3,206) in 1995)                         $ 8,383,695   $ 6,584,569
                                                ----------    ----------

The accompanying notes are an integral part of these financial statements.




CALIFORNIA TAX-EXEMPT PORTFOLIO
PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, DECEMBER 31, 1996


Principal                               Percent of
   Amount    Municipal Bonds            Net Assets            Market Value
             EDUCATION
$  50,000    State of California
             6.000%, due 01/01/21                                $  51,540
  170,000    State of California
             6.125%, due 10/01/11                                  185,766
  250,000    California Education
             Facilities - California
             Institute of Technology
             6.000%, due 01/01/21                                  253,710
  110,000    California Public Works -
             University of California
             at San Diego Facilities
             7.375%, due 04/01/06                                  119,828
  100,000    California Public Works -
             Community College Projects
             5.500%, due 12/01/06                                  102,977
  130,000    California Public Works -
             University of California
             5.400%, due 06/01/08                                  131,119
  175,000    California Public Works -
             California State University
             6.200%, due 10/01/08                                  187,488
  100,000    Franklin-McKinsey
             School District
             5.600%, due 07/01/07                                  104,162
  120,000    Fresno Unified School
             District
             5.300%, due 10/01/07                                  120,065
  100,000    Kern High School District
             5.600%, due 08/01/13                                  103,535
  100,000    Los Angeles Municipal
             Improvement - Central
             Library Projects,
             5.200%, due 06/01/07                                   99,916
  250,000    Murrieta Valley Unified
             School District
             5.500%, due 09/01/10                                  253,630
  100,000    Natomas Unified
             School District
             5.750%, due 09/01/1                                   102,563
  110,000    Pasadena Recreational/
             Library Improvements
             5.750%, due 01/01/13                                  110,220
  130,000    Pomona Unified
             School District
             5.500%, due 08/01/11                                  133,478
  130,000    San Francisco
             Unified School District
             6.200%, due 06/15/11                                  138,675
  110,000    Santa Monica Unified
             School District
             5.400%, due 08/01/11                                  110,376
                                                                 ---------
             Total                        39.6%                  2,309,048
                                                                 ---------
             HEALTH CARE
   60,000    California Health Facilities-
             Feedback Foundation
             6.500%, due 12/01/22          1.1%                     63,905
                                                                 ---------
             PUBLIC TRANSPORTATION
  200,000    Los Angeles County
             Transportation Commission
             6.250%, due 07/01/16                                  200,092
   70,000    City of Sacramento -
             Light Rail
             6.000%, due 07/01/12                                   71,375
  110,000    San Diego Mass Transit
             Authority
             5.000%, due 06/01/07                                  110,708
  125,000    San Francisco Bay Area
             Rapid Transit
             5.650%, due 07/01/10                                  128,844
                                                                 ---------
             Total                         8.8%                    511,019
                                                                 ---------
             HOUSING
  205,000    Belmont Redevelopment
             Agency
             6.400%, due 08/01/09                                  218,588
   55,000    California Housing Finance -
             Multi-Family
             6.750%, due 02/01/09                                   55,080
  100,000    Glendale Redevelopment
             Agency
             5.500%, due 12/01/12                                  101,154
   50,000    Los Angeles Community
             Redevelopment
             6.000%, due 07/01/17                                   51,690
  275,000    Pasadena Community
             Development
             5.600%, due 08/01/1                                   276,579
  175,000    San Jose Redevelopment
             Agency
             6.000%, due 08/01/15                                  188,174
  200,000    University of California
             Housing
             5.500%, due 11/01/10                                  202,706
                                                                 ---------
             Total                         18.7%                 1,093,971
                                                                 ---------
             INFRASTRUCTURE
             IMPROVEMENTS
   90,000    East Bay Municipal
             Utility District
             6.000%, due 06/01/20                                   92,237
  200,000    Los Angeles Wastewater
             System
             5.500%, due 06/01/12                                  201,262
  200,000    Pomona Public Financing
             Authority
             6.000%, due 10/01/06                                  215,828
  150,000    San Francisco Public
             Safety Improvement
             5.750%, due 06/15/12                                  152,766
                                                                 ---------
             Total                         11.3%                   662,093
                                                                 ---------
             ENVIRONMENT
   80,000    Burbank Waste Disposal
             5.300%, due 05/01/09                                   80,657
   75,000    California Pollution
             Control-North County
             Recycling Center
             6.750%, due 07/01/17                                   84,051
  125,000    California Public Works -
             Energy Efficiency
             5.250%, due 05/01/08                                  126,801
  150,000    Los Angeles City
             General Obligation
             5.250%, due 09/01/11                                  149,004
  235,000    Northern California
             Geothermal Project
             5.800%, due 07/01/09                                  248,841
   50,000    East Bay Regional Park
             5.750%, due 09/01/12                                   50,754
   50,000    East Bay Regional Park
             6.300%, due 09/01/09                                   53,148
  125,000    Los Angeles City
             Public Works - Parks
             6.100%, due 10/01/09                                  132,721
   35,000    Midpeninsula Regional
             Open Space District
             6.250%, due 07/01/08                                   37,519
                                                                 ---------
             Total                        16.5                     963,496
                                                                 ---------
             Total Investments
             in Securities
             (Cost, $5,395,003)           96.0%                  5,603,532
                                                                 ---------

             Short-Term Investments
             Highmark California
             Tax-Exempt Fund,
             variable rate - 3.100%
             (Cost $114,922)               2.0%                    114,922
                                                                 ---------
             TOTAL INVESTMENTS
             (Cost, $5,509,925)           98.0%                  5,718,454
             OTHER ASSESTS AND
             LIABILITIES - NET             2.0%                    116,587
                                         ------                  ---------
             Total Net Assets            100.0%                 $5,835,041
                                         ------                  ---------

The accompanying notes are an integral part of these financial statements.



CALIFORNIA TAX-EXEMPT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

Assets:
Investments in securities, at market value
 (identified cost $5,395,003) (Note 1)                         $ 5,603,532
Temporary investments in short term securities
 (at cost, which approximates market)                              114,922
Cash
Receivables:                                                            50
 Interest receivable                                               102,189
 Other assets                                                       21,184
                                                               -----------
  Total assets                                                   5,841,877
                                                               -----------
Liabilities:
Accounts payable and accrued expenses                                6,836
                                                               -----------
 Total liabilities                                                   6,836
                                                               -----------
 Net Assets (equivalent to $16.02
 per share based on 364,319.933
 shares of capital stock outstanding)                          $ 5,835,041
                                                               -----------
Net assets consist of:
Distributions in excess of net investment income               $       (20)
Unrealized appreciation on investments                             208,529
Accumulated net realized loss                                      (33,385)
Capital paid-in                                                  5,659,917
                                                               -----------
  Total Net Assets                                             $ 5,835,041
                                                               -----------
Computation of net asset value and
 offering price per share:
Net asset value and offering price per share
 ($5,835,041 divided by 364,319.933 shares)                    $     16.02
                                                               -----------

The accompanying notes are an integral part of these financial statements.



CALIFORNIA TAX-EXEMPT PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

Investment Income:
Interest                                                        $  287,516
                                                                ----------
 Total investment income                                           287,516
                                                                ----------
Expenses:
Investment  advisory fees (Note 5)                                  26,177
Transfer agent fees (Note 5)                                         8,510
Fund administrative  expense (Note 5)                                6,088
Reports to shareholders                                              2,904
Registration fees and  expenses                                        644
Professional fees                                                    3,315
Custody fees                                                           504
Trustee fees and expenses                                              973
Other expenses                                                       3,710
                                                                ----------
 Subtotal of expenxes before fee waive                              52,825
                                                                ----------
Fees waived by Parnassus Investments (Note 5)                      (24,744)
                                                                ----------
 Total expenses                                                     28,081
                                                                ----------
 Net Investment Income                                             259,435
                                                                ----------
Unrealized Gain on Investments:
Unrealized appreciation of investments:
 Beginning of year                                                 202,897
 End of year                                                       208,529
                                                                ----------
  Unrealized appreciation during year                                5,632
                                                                ----------

Net Unrealized Gain on Investment                                    5,632
                                                                ----------
Net Increase in Net Assets Resulting
         from Operations                                        $  265,067
                                                                ----------

The accompanying notes are an integral part of these financial statements.



CALIFORNIA TAX-EXEMPT PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                  1996           1995
                                               ----------    ----------
From Operations:
Net investment income                          $  259,435    $  229,096
Net realized gain from
 security transactions                                 --         7,122
Net unrealized appreciation
 during the year                                    5,632       490,763
                                               ----------    ----------
Increase in net assets
 resulting from operations                        265,067       726,981

Dividends to shareholders:
From net investment income                       (256,479)     (230,274)

Increase in Net Assets from
 Capital Share Transactions                     1,343,304        84,751
                                               ----------    ----------
 Increase in Net Assets                         1,351,892       581,458

Net Assets:
Beginning of year                               4,483,149     3,901,691
                                               ----------    ----------
End of year
 (including distributions in
 excess of net investment
 income of $20 in 1996
 and $2,976 in 1995)                          $ 5,835,041   $ 4,483,149
                                               ----------    ----------




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies
   The Parnassus Income Fund (the Fund), organized on August 8, 1990 as a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company comprised of three separate portfolios each offering separate shares. The Fund began operations on June 1, 1992. The following is a summary of significant accounting policies of the fund.

   Securities valuation: The Fund's investments are valued each business day by independent pricing services ("Services") approved by the Board of Trustees. Investments are valued at the mean between the "bid" and "ask" prices where such quotes are readily available and are representative of the actual market for such securities. Other investments are carried at fair value as determined by the Services based on methods which include consideration of
   (1) yields or prices of securities of comparable quality, coupon, maturity and type (2) indications as to values from dealers and (3) general market conditions.

   Federal income taxes: The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its income to shareholders; therefore, no federal income tax provision is required.

   Security transactions: In accordance with industry practice, securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes. Interest income, adjusted for amortization of premium and, when appropriate, discount on investments, is earned from settlement date and recognized on the accrual basis.

   Dividends to shareholders: Distributions to shareholders are recorded on the record date. The Balanced Portfolio pays income dividends quarterly and capital gain dividends once a year, generally in December. The Fixed-Income and California Tax-Exempt Portfolios pay income dividends monthly and capital gain dividends annually (no capital gain dividends were paid in 1996 or 1995).

   Investment   income  and  expenses:   Dividend  income  is  recorded  on  the
   ex-dividend date. Interest income and estimated expenses are accrued daily.

   Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Dividends To Shareholders
   Balanced Portfolio: The Portfolio declared the following dividends during the year ended December 31, 1996.
   Dividend per share:        $0.230         $0.206         $0.203         $1.736*
   Record date:               3/28/96        6/27/96        9/27/96        12/30/96
   Ex-dividend date:          3/29/96        6/28/96        9/30/96        12/31/96
   Payment date:              3/29/96        6/28/96        9/30/96        12/31/96

* Includes $1.402 capital gain dividend

Fixed-Income Portfolio: The Portfolio declared the following dividends during the year ended December 31, 1996.
Dividend per share:           $0.073         $0.076         $0.071         $0.078         $0.078       $0.077
Record date:                  1/30/96        2/28/96        3/28/96        4/29/96        5/30/96      6/27/96
Ex-dividend date:             1/31/96        2/29/96        3/29/96        4/30/96        5/31/96      6/28/96
Payment date:                 1/31/96        2/29/96        3/29/96        4/30/96        5/31/96      6/28/96

Dividend per share:           $0.080         $0.085         $0.071         $0.075         $0.080       $0.062
Record date:                  7/30/96        8/29/96        9/27/96        10/30/96       11/28/96     12/30/96
Ex-dividend date:             7/31/96        8/30/96        9/30/96        10/31/96       11/29/96     12/31/96
Payment date:                 7/31/96        8/30/96        9/30/96        10/31/96       11/29/96     12/31/96

California Tax-Exempt Portfolio: The Portfolio declared the following dividends during the year ended December
31, 1996.
Dividend per share:           $0.068         $0.068         $0.065         $0.064         $0.064       $0.063
Record date:                  1/30/96        2/28/96        3/28/96        4/29/96        5/30/96      6/27/96
Ex-dividend date:             1/31/96        2/29/96        3/29/96        4/30/96        5/31/96      6/28/96
Payment date:                 1/31/96        2/29/96        3/29/96        4/30/96        5/31/96      6/28/96

Dividend per share:           $0.067         $0.067         $0.066         $0.063         $0.067       $0.057
Record date:                  7/30/96        8/29/96        9/27/96        10/30/96       11/28/96     12/30/96
Ex-dividend date:             7/31/96        8/30/96        9/30/96        10/31/96       11/29/96     12/31/96
Payment date:                 7/31/96        8/30/96        9/30/96        10/31/96       11/29/96     12/31/96

3. Capital Stock
   Balanced  Portfolio:  As of December 31, 1996, there were an unlimited number of  shares of no par value  capital  stock  authorized  and  capital  paid-in aggregated $31,871,016.  Transactions in capital stock (shares) for the years ended December 31, 1996 and 1995 were as follows:
                                                         1996                                 1995
                                              ---------------------------          ---------------------------
                                                Shares           Amount              Shares          Amount
                                              -----------    ------------          -----------    ------------
Shares sold                                      485,421     $  9,526,654             376,434    $  6,807,100
Shares issued through dividend reinvestment      190,947        3,587,500              55,666       1,026,896
Shares repurchased                              (246,116)      (4,837,188)           (152,479)     (2,682,202)
                                              -----------    ------------          -----------    ------------
NET INCREASE                                     430,252     $  8,276,966             279,621    $  5,151,794
                                              -----------    ------------          -----------    ------------

Fixed-Income  Portfolio:  As of December  31,  1996,  there were an unlimited number of shares of no par value capital stock authorized and capital paid-in aggregated  $8,346,777.  Transactions in capital stock (shares) for the years ended December 31, 1996 and 1995 were as follows:
                                                          1996                                1995
                                              ---------------------------          --------------------------
                                                  Shares           Amount              Shares         Amount
                                              -----------    ------------          -----------    ------------
Shares sold                                      221,021    $   3,333,554             127,963    $  1,947,590
Shares issued through dividend reinvestment       19,702          300,611              16,561         247,954
Shares repurchased                              (115,949)      (1,751,030)            (55,674)       (835,509)
                                              -----------    ------------          -----------    ------------
NET INCREASE                                     124,774    $   1,883,135              88,850    $  1,360,035
                                              -----------    ------------          -----------    ------------

California  Tax-Exempt  Portfolio:  As of December  31,  1996,  there were an unlimited  number  of  shares of no par  value  capitalstock  authorized  and capital paid-in aggregated $5,659,917. Transactions in capital stock (shares)
for the years ended December 31, 1996 and 1995 were as follows:
                                                          1996                                1995
                                              ---------------------------          ---------------------------
                                                  Shares           Amount              Shares         Amount
                                              -----------    ------------          -----------    ------------
Shares sold                                       95,909    $   1,509,468              53,578   $     824,076
Shares issued through dividend reinvestment       12,131          191,716              12,059         185,861
Shares repurchased                               (22,783)        (357,880)            (59,847)       (925,186)
                                              -----------    ------------          -----------    ------------
NET INCREASE                                      85,257    $   1,343,304               5,790   $      84,751
                                              -----------    ------------          -----------    ------------

4. Purchases of Securities
   Balanced Portfolio: Purchases of securities for the year ended December 31, 1996 were $26,660,526. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at December 31, 1996 were the same as for financial statement purposes. Of the $1,485,452 of net unrealized appreciation at December 31, 1996, $2,161,180 related to appreciation of securities and $675,728 related to depreciation of securities.

   Fixed-Income   Portfolio:
   Purchases of securities for the year ended December 31, 1996 were $3,894,157. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at December 31, 1996 were the same as for financial statement purposes. Of the $100,680 of net unrealized appreciation at December 31, 1996, $188,662 related to appreciation of securities and $87,982 related to depreciation of securities.

   California  Tax-Exempt  Portfolio:
   Purchases of securities for the year ended December 31, 1996 were $1,247,755. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at December 31, 1996 were the same as for financial statement purposes. Of the $208,529 of net unrealized appreciation at December 31, 1996, $215,077 related to appreciation of securities and $6,548 related to depreciation of securities.

5. Investment Advisory Agreement And Transactions With Affiliates
   Under terms of an agreement which provides for furnishing investment management and advice to the Fund, Parnassus Investments is entitled to receive fees computed monthly, based on the Fund's average daily net assets for the month, at the following annual rates:

   Balanced Portfolio: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000 and 0.65% of the amount above $100,000,000.

   FixedIncome Portfolio and California Tax-Exempt Portfolio: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above
   $400,000,000.

   Parnassus Investments has agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 1.25% of net assets for the Balanced Portfolio and 1.00% of net assets for the Fixed-Income and California Tax-Exempt Portfolios.

   For the Balanced Portfolio, the investment advisory fee was waived for the first four months of 1996. Beginning May 1, 1996, an investment advisory fee of 0.20% was charged to the Balanced Portfolio. This fee was increased to 0.30% on November 1, 1996. Parnassus Investments received net advisory fees totaling $47,641 from the Balanced Portfolio for the year ended December 31, 1996. For the Fixed-Income Portfolio, Parnassus Investments waived the investment advisory fee. For the California Tax-Exempt Portfolio, the investment advisory fee was waived for the first nine months of 1996. Beginning October 1, 1996, an investment advisory fee of 0.10% is charged to the California Tax-Exempt Portfolio. Parnassus Investments received net advisory fees totaling $1,433 from the California Tax-Exempt Portfolio for the year ended December 31, 1996.

   Under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Fund, Parnassus Investments received fees paid by the Fund totaling $166,168 for the year ended December 31, 1996. The transfer agent fee is $2.30 per month per account and the fund administration fee is $4,167 per month.

   Jerome L. Dodson is the President of the Fund and is the sole stockholder of Parnassus Investments.

   During 1996, the Fund incurred legal fees of $2,448 to Richard D. Silberman, counsel for the Fund. Mr. Silberman is also the Secretary of the Fund.

6. Financial Highlights
   Selected data for each share of capital stock  outstanding,  total return and ratios/supplemental  data for the years ended December 31, 1996,  1995, 1994,
   1993 and for the seven month period ended December 31, 1992 are as follows:
  ---------------------------------------------------------------------------------------------------------------------------------
   Balanced Portfolio                                            1996           1995           1994           1993           1992
   --------------------------------------------------------------------------------------------------------------------------------
   Net asset value at beginning of period                      $ 19.58        $ 15.70        $ 17.46        $ 16.17         $ 0.00
                                                               -------        -------        -------        -------        -------
   INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                         0.98           0.88           0.80           1.20           0.17
    Net realized and unrealized gain (loss) on securities         0.37           3.93          (1.75)          1.36          16.15
                                                               -------        -------        -------        -------        -------
      Total from investment operations                            1.35           4.81          (0.95)          2.56          16.32
                                                               -------        -------        -------        -------        -------
   DISTRIBUTIONS:
    Dividends from net investment income                         (0.97)         (0.90)         (0.81)         (1.21)         (0.15)
    Distributions from net realized gain on securities           (1.40)         (0.03)          0.00          (0.06)          0.00
                                                               -------        -------        -------        -------        -------
       Total distributions                                       (2.37)         (0.93)         (0.81)         (1.27)         (0.15)
                                                               -------        -------        -------        -------        -------
   Net asset value at end of period                            $ 18.56        $ 19.58        $ 15.70        $ 17.46        $ 16.17
                                                               -------        -------        -------        -------        -------
   TOTAL RETURN*                                                 7.09%         31.13%         (5.39%)        15.91%          8.58%
   RATIOS / SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets (actual)**           0.80%          0.72%          0.83%          0.81%          0.00%
    Decrease reflected in the above expense ratios due to
       undertakings by Parnassus Investments                     0.60%          0.82%          0.88%          1.24%          1.14%
    Ratio of net investment income to average net assets         4.56%          4.76%          5.15%          4.94%          2.44%
    Portfolio turnover rate                                     47.80%         15.36%          6.50%         33.40%         23.54%
   Average commission per share+                               $ 0.069           .--            .--            .--            .--
   Net assets, end of period (000's)                           $33,362       $26,779         $17,087        $11,542         $3,241

   --------------------------------------------------------------------------------------------------------------------------------
   Fixed-Income Portfolio                                        1996           1995           1994           1993           1992
   --------------------------------------------------------------------------------------------------------------------------------
   Net asset value at beginning of period                      $ 15.73        $ 13.79        $ 15.89        $ 15.33         $ 0.00
                                                               -------        -------        -------        -------        -------
   INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                         0.92           0.95           1.02           1.03           0.36
    Net realized and unrealized gain (loss) on securities        (0.31)          1.95          (2.08)          0.57          15.32
                                                               -------        -------        -------        -------        -------
      Total from investment operations                            0.61           2.90          (1.06)          1.60          15.68
                                                               -------        -------        -------        -------        -------
   DISTRIBUTIONS:
    Dividends from net investment income                         (0.91)         (0.96)         (1.04)         (1.03)         (0.35)
    Distributions from net realized gain on securities            0.00           0.00           0.00          (0.01)          0.00
                                                               -------        -------        -------        -------        -------
       Total distributions                                       (0.91)         (0.96)         (1.04)         (1.04)         (0.35)
                                                               -------        -------        -------        -------        -------
   Net asset value at end of perio                              $ 15.43        $ 15.73        $ 13.79        $ 15.89        $ 15.33
                                                               -------        -------        -------        -------        -------
   TOTAL RETURN*                                                 4.08%         21.58%         (6.76%)        10.59%          2.87%
   RATIOS / SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets (actual)**           0.83%          0.90%          0.81%          0.68%          0.00%
    Decrease reflected in the above expense ratios due to
       undertakings by Parnassus Investments                     0.50%          0.73%          0.98%          1.00%          1.18%
    Ratio of net investment income to average net assets         5.98%          6.20%          7.00%          6.43%          3.20%
    Portfolio turnover rate                                      2.80%         12.10%          5.20%         10.90%         15.29%
   Net assets, end of period (000's)                           $ 8,384        $ 6,585       $  4,545         $4,160         $2,093

   --------------------------------------------------------------------------------------------------------------------------------
   California Tax-Exempt Portfolio                               1996           1995           1994           1993           1992
   --------------------------------------------------------------------------------------------------------------------------------
   Net asset value at beginning of period                      $ 16.06        $ 14.28        $ 16.10        $ 15.06         $ 0.00
                                                               -------        -------        -------        -------        -------
   INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                         0.08           0.82           0.80           0.77           0.19
                                                               -------        -------        -------        -------        -------
    Net realized and unrealized gain (loss) on securities        (0.06)          1.78          (1.81)          1.16          15.05
                                                               -------        -------        -------        -------        -------
      Total from investment operations                            0.74           2.60          (1.01)          1.93          15.24
                                                               -------        -------        -------        -------        -------
   DISTRIBUTIONS:
    Dividends from net investment income                         (0.78)         (0.82)         (0.81)         (0.78)         (0.18)
    Distributions from net realized gain on securities            0.00           0.00           0.00          (0.11)          0.00
                                                               -------        -------        -------        -------        -------
       Total distributions                                       (0.78)         (0.82)         (0.81)         (0.89)         (0.18)
                                                               -------        -------        -------        -------        -------
   Net asset value at end of period                            $ 16.02        $ 16.06        $ 14.28        $ 16.10        $ 15.06
                                                               -------        -------        -------        -------        -------
   TOTAL RETURN*                                                 4.78%         18.60%         (6.36%)        13.03%          1.70%
   RATIOS / SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets (actual)**           0.54%          0.50%          0.39%          0.48%          0.00%
    Decrease reflected in the above expense ratios due to
       undertakings by Parnassus Investments                     0.46%          0.69%          0.87%          0.99%          2.10%
    Ratio of net investment income to average net assets         4.96%          5.30%          5.37%          4.89%          2.10%
    Portfolio turnover rate                                      0.00%         13.10%         12.00%         20.46%          0.00%
   Net assets, end of period (000's)                            $5,835         $4,483         $3,902         $3,256         $1,061


   * 1992 ratios reflect returns for seven months of operation and are not annualized.

   **  Parnassus  Investments  has  agreed  to a 1.25%  limit on  expenses  for the
   Balanced  Portfolio and 1% limit for the Fixed-Income and California  Tax-Exempt
   Portfolios  (See note 5 for  details).  Certain  fees were  waived for the years ended December 31, 1996,  1995,  1994 and 1993. All expenses were waived for the seven-month  period  ended  December 31,  1992;  therefore,  the actual ratio of expenses to average net assets for each portfolio was 0%.

   + Average commission rate is calculated for the period beginning January 1, 1996 and apply only to portfolios with equity holdings.



INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of The Parnassus Income Fund:

     We have audited the accompanying statements of assets and liabilities of the portfolios comprising The Parnassus Income Fund (Balanced Portfolio, Fixed-Income Portfolio, and California Tax-Exempt Portfolio) (the "Fund"), including the portfolios of investments by industry classification, as of December 31, 1996, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights (Note 6) for each of the four years in the period then ended and for the period from June 1, 1992 (commencement of operations) through December 31, 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1996, the results of its operations, the changes in its net assets and financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
San Francisco, California
January 17, 1997




INVESTMENT ADVISER
Parnassus Investments
One Market-Steuart Tower #1600
San Francisco, California 94105

LEGAL COUNSEL
Richard D. Silberman, Esq.
465 California Street #1020
San Francisco, California 94104

AUDITORS
Deloitte & Touche llp
50 Fremont Street
San Francisco, California 94105

CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco, California 94111

DISTRIBUTOR
Parnassus Investments
One Market-Steuart Tower #1600
San Francisco, California 94105

http://networth.galt.com/parnassus